UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number  811-08699
                                    811-10019

Name of Fund:  BlackRock U.S. High Yield Fund, Inc.
               Master U.S. High Yield Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 -    Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock U.S. High Yield
Fund, Inc.


SEMI-ANNUAL REPORT    SEPTEMBER 30, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762); (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
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BlackRock U.S. High Yield Fund, Inc.


Proxy Results


During the six-month period ended September 30, 2006, BlackRock U.S. High Yield Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                             Shares Voted       Shares Voted     Shares Voted
                                                                 For              Against          Abstain
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                              20,632,738          682,091          730,238

3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                              20,637,360          688,299          719,410



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


  Data, including assets under management, are as of June 30, 2006.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



A Discussion With Your Fund's Portfolio Manager


We continued our risk-reduction efforts by trimming exposure to CCC-rated securities in favor of B-rated securities, effectively establishing a more conservative portfolio construction.


How did the Fund perform during the period?

For the six-month period ended September 30, 2006, BlackRock U.S. High Yield Fund, Inc.'s (formerly Merrill Lynch U.S. High Yield Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.88%, +2.62%, +2.59%, +2.85% and +2.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Credit Suisse High Yield Index returned +3.94% and the Lipper High Current Yield Funds category had an average return of +3.10%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

On balance, the high yield market has been fairly strong since May of last year, after absorbing the debt of General Motors Corp. and Ford Motor Co. into the high yield space. Lower-rated securities (that is, the CCC category) fared particularly well during the market upturn. Although we had reduced exposure to these lower-rated credits, we were able to take targeted profits and those positions that we retained benefited Fund results. Having said that, an even greater commitment to these higher-beta issues would have been more advantageous amid the underlying market backdrop. Nevertheless, we felt a more conservative approach was prudent.

The Fund's position in convertible securities (bonds that can be converted to common stock) benefited from performance during the period, as did our participation in the new-issue market. We actively managed our cash allocation (or commitment to short-term securities), which allowed us the liquidity and flexibility to participate in the new-issue calendar as attractive opportunities became available. Although our cash allocation hindered performance in instances when the market rallied, we felt it was prudent to be heavier in cash at times, consistent with our more conservative portfolio construction. Cash can be advantageous for two reasons. First, considering that the market did not go straight up, but instead weathered bouts of volatility along the way, cash added an element of stability in that it does not depreciate in value. Second, as alluded to earlier, having ample cash meant we were able to buy new issues when they came to market, which allowed us to participate actively. This contributed to returns, as several new issues came to the market fairly priced and then rose to attractive premiums. The Fund's cash allocation ranged from as little as 4% - 5% of net assets to as much as 17% - 18% during the past year.

In terms of sector attribution, we had positive results from security selection in energy-other, packaging and health care. Conversely, telecommunications, housing and manufacturing detracted.


Describe conditions in the high yield market during the period.

The high yield market generally moved upward over the past six months, although it did encounter weakness in June. The extent of the decline, however, was not as intense as that experienced by other markets in the middle of 2006. Global equities and emerging markets securities declined markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.

Yield spreads between Treasury issues and high yield bonds widened during the period from 350 basis points (3.50%) on March 31, 2006, to 371 basis points at period-end. This compared to a trading range of 300 - 410 basis points for the full year 2005 and a historic month-end low of 307 basis points in February 2005. We believe spreads should remain fairly narrow as the default rate in the high yield sector remains lower than expectations. According to Moody's, the rolling 12-month default rate was 1.60% in August 2006, down from 2.65% in March 2006. This compared to a much higher default rate of 8.50% at the end of 2002.

Through September 2006, year-to-date new issuance in the market totaled
$94.6 billion, compared to $77.8 billion for the same period last year. Total issuance in 2005 was $103.6 billion comprised of 399 transactions, down from $142.4 billion in 575 transactions in 2004.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



What changes were made to the portfolio during the period?

We continued our strategy of reducing risk in the portfolio by trimming exposure to CCC-rated issues in favor of securities with B ratings. By period-end, roughly 8% of the Fund's net assets was invested in CCC-rated issues, below the benchmark's 14%. This represents a meaningful reduction from 25% of net assets in the middle of 2005, the point at which we began reducing our exposure. At that time, we were significantly overweight in CCC assets compared to the benchmark's 12%. As we advanced our risk-reduction efforts, we were able to take profits on many of these lower-quality, high-beta issues as they rallied with the market, selling several as they reached our target objectives.

Our shift to a more conservative stance was based on our outlook for the high yield market. Although default rates have remained quite low, there is a feeling in the marketplace that this trend will reverse as the economy slows. Although we believe the low level of defaults will extend into 2007, we expect this to change heading into 2008. Financing currently appears riskier and fewer quality credits are being financed in the marketplace. However, it will take some time for this to translate into increasing defaults. Still, we felt it was important to anticipate this change and to construct the portfolio more conservatively for a higher default environment. In the high yield space, we believe it is better to be early than late.

Finally, we participated actively in the new-issue calendar, making some significant purchases this past August, which served to reduce the portfolio's cash balance at period-end. We increased holdings in B-rated and BB-rated credits when we discerned value.


How would you characterize the portfolio's position at the close of the period?

At period-end, we had a modest cash position and approximately 8% of net assets invested in CCC-rated securities. The portfolio's biggest concentration was in the B category, at 64% of net assets.

We believe the current low level of defaults may continue well into 2007 and that the economy will experience at least moderate growth into 2007. Such a scenario would be supportive of the creditworthiness of high yield issuers. We also expect that high levels of merger-and-acquisition and leveraged-buyout activity may increase leverage in select sectors and result in higher new-issue volume as equity sponsors finance this activity. Much of this financing is being placed in the loan market, moderating the pressure on the high yield market.


B. Daniel Evans
Vice President and Portfolio Manager


September 30, 2006


Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively. Class R Shares remain the same. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.


On October 16, 2006, the Fund was reorganized into BlackRock High Yield Bond Portfolio.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Performance Data


About Fund Performance


The Fund has multiple classes of shares:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month        12-Month   Since Inception     Standardized
As of September 30, 2006                              Total Return   Total Return   Total Return      30-day Yield
Class A Shares*                                          +2.88%         +8.33%         +38.37%            6.78%
Class B Shares*                                          +2.62          +7.77          +32.54             6.53
Class C Shares*                                          +2.59          +7.72          +31.99             6.49
Class I Shares*                                          +2.85          +8.43          +41.31             7.23
Class R Shares*                                          +2.59          +8.06          +36.45             6.82
Credit Suisse High Yield Index**                         +3.94          +7.76          +61.95              --
Merrill Lynch High Yield Master Index***                 +4.20          +7.90          +59.84              --
Ten-Year U.S. Treasury Securities****                    +3.80          +1.18          +52.44              --

    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Since inception total return is from 5/01/98.

   ** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
      Since inception total return is from 5/31/98.

  *** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower.
      Since inception total return is from 5/01/98.

 **** Since inception total return is from 5/01/98.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Class A Shares*++, Class B Shares*++, Class C Shares*++, Class I Shares*++ and Class R Shares*++ compared to a similar investment in Credit Suisse High Yield Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                             Value

5/1/1998**                                     $ 9,600.00
September 1998                                 $ 9,006.00
September 1999                                 $ 9,530.00
September 2000                                 $ 9,510.00
September 2001                                 $ 8,242.00
September 2002                                 $ 8,033.00
September 2003                                 $10,454.00
September 2004                                 $11,629.00
September 2005                                 $12,262.00
September 2006                                 $13,284.00


Class B Shares*++

Date                                             Value

5/1/1998**                                     $10,000.00
September 1998                                 $ 9,362.00
September 1999                                 $ 9,856.00
September 2000                                 $ 9,784.00
September 2001                                 $ 8,436.00
September 2002                                 $ 8,181.00
September 2003                                 $10,592.00
September 2004                                 $11,723.00
September 2005                                 $12,298.00
September 2006                                 $13,254.00


Class C Shares*++

Date                                             Value

5/1/1998**                                     $10,000.00
September 1998                                 $ 9,360.00
September 1999                                 $ 9,849.00
September 2000                                 $ 9,773.00
September 2001                                 $ 8,422.00
September 2002                                 $ 8,163.00
September 2003                                 $10,563.00
September 2004                                 $11,686.00
September 2005                                 $12,253.00
September 2006                                 $13,199.00


Class I Shares*++

Date                                             Value

5/1/1998**                                     $10,000.00
September 1998                                 $ 9,391.00
September 1999                                 $ 9,963.00
September 2000                                 $ 9,966.00
September 2001                                 $ 8,660.00
September 2002                                 $ 8,462.00
September 2003                                 $11,039.00
September 2004                                 $12,310.00
September 2005                                 $13,033.00
September 2006                                 $14,131.00


Class R Shares*++

Date                                             Value

5/1/1998**                                     $10,000.00
September 1998                                 $ 9,372.00
September 1999                                 $ 9,892.00
September 2000                                 $ 9,847.00
September 2001                                 $ 8,513.00
September 2002                                 $ 8,277.00
September 2003                                 $10,790.00
September 2004                                 $12,004.00
September 2005                                 $12,627.00
September 2006                                 $13,645.00


Credit Suisse First Boston High Yield Index++++

Date                                             Value

5/1/1998**                                     $10,000.00
September 1998                                 $ 9,405.00
September 1999                                 $ 9,776.00
September 2000                                 $ 9,963.00
September 2001                                 $ 9,473.00
September 2002                                 $ 9,743.00
September 2003                                 $12,475.00
September 2004                                 $14,136.00
September 2005                                 $15,029.00
September 2006                                 $16,195.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ** Commencement of operations.

   ++ The Fund invests all of its assets in Master U.S. High Yield Trust. The
      Trust invests primarily in a diversified portfolio of corporate fixed income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower).

 ++++ This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index in the graph is from 5/31/98.

      Past performance is not indicative of future results.




Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/06                    + 8.33%            +4.00%
Five Years Ended 9/30/06                  +10.02             +9.12
Inception (5/01/98)
through 9/30/06                           + 3.93             +3.43



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 9/30/06                     +7.77%            +3.77%
Five Years Ended 9/30/06                   +9.46             +9.18
Inception (5/01/98)
through 9/30/06                            +3.40             +3.40



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 9/30/06                     +7.72%            +6.72%
Five Years Ended 9/30/06                   +9.40             +9.40
Inception (5/01/98)
through 9/30/06                            +3.35             +3.35



Class I Shares                                              Return

One Year Ended 9/30/06                                      + 8.43%
Five Years Ended 9/30/06                                    +10.29
Inception (5/01/98) through 9/30/06                         + 4.19



Class R Shares                                              Return

One Year Ended 9/30/06                                      +8.06%
Five Years Ended 9/30/06                                    +9.89
Inception (5/01/98) through 9/30/06                         +3.76

      * Maximum sales charge is 4%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value         April 1, 2006 to
                                                        April 1,           September 30,          September 30,
                                                          2006                  2006                   2006
Actual

Class A                                                  $1,000              $1,028.80                $6.42
Class B                                                  $1,000              $1,026.20                $8.99
Class C                                                  $1,000              $1,025.90                $9.24
Class I                                                  $1,000              $1,028.50                $5.16
Class R                                                  $1,000              $1,025.90                $7.68

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,018.57                $6.39
Class B                                                  $1,000              $1,016.02                $8.95
Class C                                                  $1,000              $1,015.78                $9.20
Class I                                                  $1,000              $1,019.81                $5.14
Class R                                                  $1,000              $1,017.32                $7.64

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.27% for Class A, 1.78% for Class B, 1.83% for Class C, 1.02% for Class I and 1.52% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statement of Assets and Liabilities                                                          BlackRock U.S. High Yield Fund, Inc.

As of September 30, 2006
Assets

       Investment in Master U.S. High Yield Trust (the "Trust"), at value
       (identified cost--$224,060,016)                                                                            $   217,969,955
                                                                                                                  ---------------
       Total assets                                                                                                   217,969,955
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $       382,244
           Distributor                                                                                 119,275
           Other affiliates                                                                             49,720
           Administrator                                                                                41,252            592,491
                                                                                               ---------------
       Accrued expenses                                                                                                    38,959
                                                                                                                  ---------------
       Total liabilities                                                                                                  631,450
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   217,338,505
                                                                                                                  ===============

Net Assets Consist of*

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $       588,002
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,782,837
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      844,490
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      148,930
       Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       60,578
       Paid-in capital in excess of par                                                                               466,470,470
       Accumulated distributions in excess of investment income--net                           $     (470,779)
       Accumulated realized capital losses allocated from the Trust--net                         (245,995,962)
       Unrealized depreciation allocated from the Trust--net                                       (6,090,061)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (252,556,802)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   217,338,505
                                                                                                                  ===============

Net Asset Value*

       Class A--Based on net assets of $37,312,146 and 5,880,019 shares outstanding                               $          6.35
                                                                                                                  ===============
       Class B--Based on net assets of $113,130,971 and 17,828,373 shares outstanding                             $          6.35
                                                                                                                  ===============
       Class C--Based on net assets of $53,584,661 and 8,444,897 shares outstanding                               $          6.35
                                                                                                                  ===============
       Class I--Based on net assets of $9,464,235 and 1,489,297 shares outstanding                                $          6.35
                                                                                                                  ===============
       Class R--Based on net assets of $3,846,492 and 605,777 shares outstanding                                  $          6.35
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
             Investor A, Investor B1, Investor C1 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statement of Operations                                                                      BlackRock U.S. High Yield Fund, Inc.

For the Six Months Ended September 30, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $     9,106,242
           Dividends                                                                                                      112,325
           Other                                                                                                           26,015
           Expenses                                                                                                     (594,212)
                                                                                                                  ---------------
       Total income                                                                                                     8,650,370
                                                                                                                  ---------------

Expenses

       Account maintenance and distribution fees--Class B*                                     $       460,409
       Administration fees                                                                             293,137
       Account maintenance and distribution fees--Class C*                                             219,460
       Transfer agent fees--Class B*                                                                    90,240
       Registration fees                                                                                67,086
       Printing and shareholder reports                                                                 51,329
       Account maintenance fees--Class A*                                                               47,158
       Transfer agent fees--Class C*                                                                    40,565
       Professional fees                                                                                25,639
       Transfer agent fees--Class A*                                                                    24,655
       Transfer agent fees--Class I*                                                                    10,184
       Account maintenance and distribution fees--Class R                                                8,747
       Transfer agent fees--Class R                                                                      2,303
       Other                                                                                             7,327
                                                                                               ---------------
       Total expenses                                                                                                   1,348,239
                                                                                                                  ---------------
       Investment income--net                                                                                           7,302,131
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on:
           Investments--net                                                                        (1,393,392)
           Swaps--net                                                                                 (68,946)        (1,462,338)
                                                                                               ---------------
       Change in unrealized depreciation on:
           Investments--net                                                                           (67,166)
           Swaps--net                                                                                   49,372           (17,794)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (1,480,132)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,821,999
                                                                                                                  ===============

           * Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
             Investor A, Investor B1, Investor C1 and Institutional Shares, respectively.

             See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statements of Changes in Net Assets                                                          BlackRock U.S. High Yield Fund, Inc.
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                 September 30,       March 31,
Increase (Decrease) in Net Assets:                                                                    2006              2006
Operations

       Investment income--net                                                                  $     7,302,131    $    21,954,693
       Realized loss--net                                                                          (1,462,338)       (15,305,186)
       Change in unrealized depreciation--net                                                         (17,794)         13,218,566
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,821,999         19,868,073
                                                                                               ---------------    ---------------

Dividends to Shareholders**

       Investment income--net:
           Class A                                                                                 (1,247,614)        (3,431,060)
           Class B                                                                                 (3,741,935)       (11,753,655)
           Class C                                                                                 (1,659,594)        (4,741,987)
           Class I                                                                                   (536,700)        (3,319,590)
           Class R                                                                                   (111,611)          (224,993)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (7,297,454)       (23,471,285)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (29,716,768)      (154,418,897)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                      966              1,363
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (31,191,257)      (158,020,746)
       Beginning of period                                                                         248,529,762        406,550,508
                                                                                               ---------------    ---------------
       End of period*                                                                          $   217,338,505    $   248,529,762
                                                                                               ===============    ===============
            * Accumulated distributions in excess of investment income--net                    $     (470,779)    $     (475,456)
                                                                                               ===============    ===============

           ** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated
              Investor A, Investor B1, Investor C1 and Institutional Shares, respectively.

              See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Financial Highlights                                                                         BlackRock U.S. High Yield Fund, Inc.
                                                                                 Class A+++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      6.38  $      6.41   $      6.48  $      5.75  $      6.11  $      6.89
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net**                                    .21          .47           .48          .50          .56          .67
Realized and unrealized gain (loss)--net              (.03)++++      .02++++     (.07)++++          .76        (.37)        (.80)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .18          .49           .41         1.26          .19        (.13)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.21)        (.52)         (.48)        (.53)        (.55)        (.65)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      6.35  $      6.38   $      6.41  $      6.48  $      5.75  $      6.11
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return***

Based on net asset value per share                  2.88%++++++        7.78%         6.50%       22.40%        3.70%      (1.71%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.27%*        1.14%         1.07%        1.05%        1.08%        1.06%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   6.62%*        7.45%         7.29%        7.88%        9.73%       10.71%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    37,312  $    39,137   $    51,273  $    75,425  $    61,749  $    78,704
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          31.56%       42.76%        75.09%      119.94%       81.87%       48.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========


      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effects of sales charges.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ Includes a redemption fee, which is less than $.01 per share.

 ++++++ Aggregate total investment return.

    +++ Effective October 2, 2006, Class A Shares were redesignated Investor A Shares.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Financial Highlights (continued)                                                             BlackRock U.S. High Yield Fund, Inc.
                                                                                 Class B+++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      6.38  $      6.41   $      6.48  $      5.75  $      6.11  $      6.89
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net**                                    .19          .44           .44          .47          .52          .65
Realized and unrealized gain (loss)--net              (.04)++++      .01++++     (.06)++++          .76        (.36)        (.81)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .15          .45           .38         1.23          .16        (.16)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.18)        (.48)         (.45)        (.50)        (.52)        (.62)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      6.35  $      6.38   $      6.41  $      6.48  $      5.75  $      6.11
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return***

Based on net asset value per share                  2.62%++++++        7.23%         5.96%       21.78%        3.17%      (2.21%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.78%*        1.66%         1.58%        1.57%        1.60%        1.58%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   6.10%*        6.97%         6.78%        7.39%        9.31%       10.29%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   113,131  $   132,381   $   196,271  $   273,471  $   275,334  $   334,584
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          31.56%       42.76%        75.09%      119.94%       81.87%       48.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effects of sales charges.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ Includes a redemption fee, which is less than $.01 per share.

 ++++++ Aggregate total investment return.

    +++ Effective October 2, 2006, Class B Shares were redesignated Investor B1 Shares.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Financial Highlights (continued)                                                             BlackRock U.S. High Yield Fund, Inc.
                                                                                 Class C+++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      6.38  $      6.41   $      6.48  $      5.75  $      6.11  $      6.89
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net**                                    .19          .44           .44          .46          .52          .65
Realized and unrealized gain (loss)--net              (.04)++++      .01++++     (.06)++++          .76        (.37)        (.81)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .15          .45           .38         1.22          .15        (.16)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.18)        (.48)         (.45)        (.49)        (.51)        (.62)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      6.35  $      6.38   $      6.41  $      6.48  $      5.75  $      6.11
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return***

Based on net asset value per share                  2.59%++++++        7.18%         5.90%       21.73%        3.12%      (2.26%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.83%*        1.71%         1.64%        1.62%        1.65%        1.63%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   6.05%*        6.90%         6.73%        7.32%        9.27%       10.20%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    53,585  $    56,815   $    76,408  $   102,883  $    89,033  $    92,234
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          31.56%       42.76%        75.09%      119.94%       81.87%       48.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effects of sales charges.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ Includes a redemption fee, which is less than $.01 per share.

 ++++++ Aggregate total investment return.

    +++ Effective October 2, 2006, Class C Shares were redesignated Investor C1 Shares.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Financial Highlights (continued)                                                             BlackRock U.S. High Yield Fund, Inc.
                                                                                 Class I+++

                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Per Share Operating Performance

Net asset value, beginning of period                $      6.39  $      6.41   $      6.48  $      5.75  $      6.11  $      6.89
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income--net**                                    .23          .53           .49          .52          .56          .68
Realized and unrealized gain (loss)--net              (.05)++++    (.02)++++     (.06)++++          .75        (.36)        (.79)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                            .18          .51           .43         1.27          .20        (.11)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends from investment income--net                (.22)        (.53)         (.50)        (.54)        (.56)        (.67)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $      6.35  $      6.39   $      6.41  $      6.48  $      5.75  $      6.11
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return***

Based on net asset value per share                  2.85%++++++        8.22%         6.77%       22.70%        3.96%      (1.46%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

Expenses                                                 1.02%*         .88%          .82%         .80%         .83%         .81%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   6.86%*        8.12%         7.55%        8.16%       10.13%       10.85%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $     9,464  $    16,920   $    79,850  $    59,348  $    49,359  $    38,200
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover of the Trust                          31.56%       42.76%        75.09%      119.94%       81.87%       48.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

    *** Total investment returns exclude the effects of sales charges.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ Includes a redemption fee, which is less than $.01 per share.

 ++++++ Aggregate total investment return.

    +++ Effective October 2, 2006, Class I Shares were redesignated Institutional Shares.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Financial Highlights (concluded)                                                             BlackRock U.S. High Yield Fund, Inc.
                                                                                             Class R

                                                                                                                   For the Period
                                                                  For the Six                                        January 3,
                                                                  Months Ended          For the Year Ended           2003+++++
The following per share data and ratios have been derived          Sept. 30,                March 31,               to March 31,
from information provided in the financial statements.                2006         2006        2005         2004        2003

Per Share Operating Performance

       Net asset value, beginning of period                      $      6.39   $      6.42  $      6.48  $      5.75  $      5.49
                                                                 -----------   -----------  -----------  -----------  -----------
       Investment income--net**                                          .20           .45          .47          .43          .14
       Realized and unrealized gain (loss)--net                    (.05)++++       .02++++    (.06)++++          .82          .26
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                  .15           .47          .41         1.25          .40
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends from investment income--net                      (.19)         (.50)        (.47)        (.52)        (.14)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of period                            $      6.35   $      6.39  $      6.42  $      6.48  $      5.75
                                                                 ===========   ===========  ===========  ===========  ===========

Total Investment Return

       Based on net asset value per share                        2.59%++++++         7.52%        6.41%       22.74%  7.33%++++++
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets++

       Expenses                                                       1.52%*         1.40%        1.32%        1.26%       1.29%*
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income--net                                         6.38%*         7.09%        7.07%        7.61%       9.42%*
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of period (in thousands)                  $     3,846   $     3,277  $     2,749   $      370        --+++
                                                                 ===========   ===========  ===========  ===========  ===========
       Portfolio turnover of the Trust                                31.56%        42.76%       75.09%      119.94%       81.87%
                                                                 ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Trust's allocated expenses and/or investment income--net.

   ++++ Includes a redemption fee, which is less than $.01 per share.

 ++++++ Aggregate total investment return.

    +++ Amount is less than $1,000.

  +++++ Commencement of operations.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006




Notes to Financial Statements              BlackRock U.S. High Yield Fund, Inc.


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch U.S. High Yield Fund, Inc. was renamed BlackRock U.S. High Yield Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master U.S. High Yield Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at September 30, 2006 was 100%. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (continued)  BlackRock U.S. High Yield Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                                             Account
                                         Maintenance        Distribution
                                                 Fee                 Fee

Class A                                         .25%                  --
Class B                                         .25%                .50%
Class C                                         .25%                .55%
Class R                                         .25%                .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended September 30, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                FAMD             MLPF&S

Class A                                    $   1,022          $  10,008


For the six months ended September 30, 2006, MLPF&S received contingent deferred sales charges of $44,644 and $889 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $341 relating to transactions subject to front-end sales charge waivers in Class I Shares.

Financial Data Services, Inc. ("FDS"), a subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement, for the Trust, with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager will provide administrative services and the administrative fee is unchanged.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to the closing, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $29,716,768 and $154,418,897 for the six months ended September 30, 2006 and the year ended March 31, 2006, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B1, Investor C1 and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months Ended                          Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  422,396    $     2,675,834
Automatic conversion of shares               296,551          1,877,799
Shares issued to shareholders in
   reinvestment of dividends                  65,610            415,640
                                     ---------------    ---------------
Total issued                                 784,557          4,969,273
Shares redeemed                          (1,036,236)        (6,553,111)
                                     ---------------    ---------------
Net decrease                               (251,679)    $   (1,583,838)
                                     ===============    ===============



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (continued)  BlackRock U.S. High Yield Fund, Inc.


Class A Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  949,583    $     5,964,934
Automatic conversion of shares               572,764          3,602,226
Shares issued to shareholders in
   reinvestment of dividends                 189,841          1,190,774
                                     ---------------    ---------------
Total issued                               1,712,188         10,757,934
Shares redeemed                          (3,574,385)       (22,490,455)
                                     ---------------    ---------------
Net decrease                             (1,862,197)    $  (11,732,521)
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  172,520    $     1,094,403
Shares issued to shareholders in
   reinvestment of dividends                 241,951          1,532,394
                                     ---------------    ---------------
Total issued                                 414,471          2,626,797
                                     ---------------    ---------------
Automatic conversion of shares             (296,551)        (1,877,799)
Shares redeemed                          (3,030,898)       (19,216,530)
                                     ---------------    ---------------
Total redeemed                           (3,327,449)       (21,094,329)
                                     ---------------    ---------------
Net decrease                             (2,912,978)    $  (18,467,532)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  425,528    $     2,680,328
Shares issued to shareholders in
   reinvestment of dividends                 747,514          4,685,884
                                     ---------------    ---------------
Total issued                               1,173,042          7,366,212
                                     ---------------    ---------------
Automatic conversion of shares             (572,812)        (3,602,226)
Shares redeemed                         (10,464,205)       (65,646,699)
                                     ---------------    ---------------
Total redeemed                          (11,037,017)       (69,248,925)
                                     ---------------    ---------------
Net decrease                             (9,863,975)    $  (61,882,713)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  469,248    $     2,976,326
Shares issued to shareholders in
   reinvestment of dividends                 131,531            832,951
                                     ---------------    ---------------
Total issued                                 600,779          3,809,277
Shares redeemed                          (1,058,025)        (6,706,199)
                                     ---------------    ---------------
Net decrease                               (457,246)    $   (2,896,922)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  950,642    $     5,989,509
Shares issued to shareholders in
   reinvestment of dividends                 382,468          2,397,621
                                     ---------------    ---------------
Total issued                               1,333,110          8,387,130
Shares redeemed                          (4,346,270)       (27,267,660)
                                     ---------------    ---------------
Net decrease                             (3,013,160)    $  (18,880,530)
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  150,779    $       955,931
Shares issued to shareholders in
   reinvestment of dividends                  25,411            161,208
                                     ---------------    ---------------
Total issued                                 176,190          1,117,139
Shares redeemed                          (1,333,883)        (8,472,224)
                                     ---------------    ---------------
Net decrease                             (1,157,693)    $   (7,355,085)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                2,143,778    $    13,376,221
Shares issued to shareholders in
   reinvestment of dividends                  95,371            597,597
                                     ---------------    ---------------
Total issued                               2,239,149         13,973,818
Shares redeemed                         (12,044,769)       (76,432,640)
                                     ---------------    ---------------
Net decrease                             (9,805,620)    $  (62,458,822)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
September 30, 2006                            Shares             Amount

Shares sold                                  192,876    $     1,221,813
Shares issued to shareholders in
   reinvestment of dividends                  16,634            105,337
                                     ---------------    ---------------
Total issued                                 209,510          1,327,150
Shares redeemed                            (116,838)          (740,541)
                                     ---------------    ---------------
Net increase                                  92,672    $       586,609
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended March 31, 2006                          Shares             Amount

Shares sold                                  352,060    $     2,218,114
Shares issued to shareholders in
   reinvestment of dividends                  33,084            207,651
                                     ---------------    ---------------
Total issued                                 385,144          2,425,765
Shares redeemed                            (300,425)        (1,890,076)
                                     ---------------    ---------------
Net increase                                  84,719    $       535,689
                                     ===============    ===============



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)  BlackRock U.S. High Yield Fund, Inc.


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Capital Loss Carryforward:
On March 31, 2006, the Fund had a net capital loss carryforward of $234,922,363, of which $15,062,164 expires in 2009, $47,658,889 expires in
2010, $82,007,747 expires in 2011, $68,300,713 expires in 2012, $11,456,446 expires in 2013 and $10,436,404 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.


5. Acquisition by BlackRock High Yield Bond Portfolio:
On October 16, 2006, pursuant to a plan of reorganization, (i) the Fund acquired all of the net assets of the Trust in exchange for all of the Fund's beneficial interests in the Trust and (ii) BlackRock High Yield Bond Portfolio of BlackRock Funds acquired all of the net assets of the Fund.




Portfolio Information as of September 30, 2006



                                                   Percent of
Ten Largest Holdings                               Net Assets

Liberty Media Corp., 0.75% due 3/30/2023               2.0%
Windstream Corp., 8.125% due 8/01/2013                 1.7
Reichhold Industries, Inc., 9% due 8/15/2014           1.6
Suburban Propane Partners, LP, 6.875%
   due 12/15/2013                                      1.5
Fairfax Financial Holdings Ltd., 7.75%
   due 4/26/2012                                       1.5
Paxson Communications Corp., 8.757%
   due 1/15/2012                                       1.5
Superior Essex Communications LLC, 9%
   due 4/15/2012                                       1.4
Omnova Solutions, Inc., 11.25% due 6/01/2010           1.4
CCH I, LLC, 11% due 10/01/2015                         1.4
Reliant Energy, Inc., 9.50% due 7/15/2013              1.4



                                                   Percent of
Five Largest Industries                            Net Assets

Chemicals                                              8.5%
Cable--U.S.                                            7.4
Utility                                                7.2
Paper                                                  6.6
Manufacturing                                          6.3

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                                   Percent of
Quality Ratings by                                   Total
S&P/Moody's                                       Investments

BBB/Baa                                                0.4%
BB/Ba                                                 22.9
B/B                                                   63.1
CCC/Caa                                                7.0
NR (Not Rated)                                         1.5
Other*                                                 5.1

 * Includes portfolio holdings in common stocks, preferred stocks, warrants and short-term investments.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Schedule of Investments                            Master U.S. High Yield Trust


        Face
      Amount   Corporate Bonds                                        Value

Aerospace & Defense--0.7%

 $ 1,275,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016    $    1,255,875
     250,000   DRS Technologies, Inc., 6.625% due 2/01/2016             245,625
                                                                 --------------
                                                                      1,501,500

Airlines--0.6%

   1,275,000   American Airlines, Inc. Class C, 7.80%
                due 4/01/2008                                         1,275,000
      84,356   Continental Airlines, Inc. Series 1998-1-C,
                6.541% due 9/15/2009                                     78,451
                                                                 --------------
                                                                      1,353,451

Automotive--5.2%

               American Tire Distributors, Inc.:
   3,000,000      11.622% due 4/01/2012 (b)                           2,730,000
   1,650,000      11.622% due 4/01/2012 (b)(h)                        1,501,500
     150,000      10.75% due 4/01/2013                                  136,125
   1,700,000   Asbury Automotive Group, Inc., 8%
                due 3/15/2014                                         1,678,750
     925,000   AutoNation, Inc., 7.507% due 4/15/2013 (b)(h)            936,563
   2,450,000   Ford Motor Credit Co., 9.875% due 8/10/2011            2,535,289
   1,950,000   Tenneco Automotive, Inc., 8.625%
                due 11/15/2014                                        1,925,625
                                                                 --------------
                                                                     11,443,852

Broadcasting--2.9%

   2,050,000   Barrington Broadcasting Group LLC,10.50%
                due 8/15/2014 (h)                                     1,998,750
     600,000   LIN Television Corp. Series B, 6.50% due 5/15/2013       559,500
   3,150,000   Paxson Communications Corp., 8.757%
                due 1/15/2012 (b)(h)                                  3,173,625
     700,000   Young Broadcasting, Inc., 8.75% due 1/15/2014            595,000
                                                                 --------------
                                                                      6,326,875

Cable--U.S.--5.7%

   1,925,000   Adelphia Communications Corp., 6%
                due 2/15/2006 (a)(d)(j)                                   1,925
   3,400,000   CCH I, LLC,11% due 10/01/2015                          3,094,000
   2,825,000   Cablevision Systems Corp. Series B, 8%
                due 4/15/2012                                         2,860,313
     753,000   Loral Spacecom Corp., 14% due 11/15/2015 (f)             877,245
               PanAmSat Corp.:
   1,062,000      9% due 8/15/2014                                    1,096,515
   2,350,000      9% due 6/15/2016 (h)                                2,420,500
     450,000   Quebecor Media, Inc., 7.75% due 3/15/2016                450,563
   1,450,000   Rainbow National Services LLC,10.375%
                due 9/01/2014 (h)                                     1,638,500
                                                                 --------------
                                                                     12,439,561

Chemicals--8.5%

     550,000   BCP Caylux Holdings Luxembourg SCA, 9.625%
                due 6/15/2014                                           596,750
               Equistar Chemicals, LP:
     750,000      8.75% due 2/15/2009                                   776,250
   1,850,000      10.625% due 5/01/2011                               1,984,125
   1,522,000   Huntsman International LLC, 9.875%
                due 3/01/2009                                         1,586,685
     450,000   Lyondell Chemical Co., 8.25% due 9/15/2016               456,750
   2,375,000   MacDermid, Inc., 9.125% due 7/15/2011                  2,475,938
   1,300,000   Nova Chemicals Corp., 8.405%
                due 11/15/2013 (b)                                    1,326,000
   2,925,000   Omnova Solutions, Inc.,11.25% due 6/01/2010            3,140,719
   3,475,000   Reichhold Industries, Inc., 9% due 8/15/2014 (h)       3,422,875



        Face
      Amount   Corporate Bonds                                         Value

Chemicals (concluded)

 $   116,000   Rockwood Specialties Group, Inc.,10.625%
                due 5/15/2011                                    $      124,120
   1,300,000   Tronox Worldwide LLC, 9.50% due 12/01/2012             1,334,125
   1,350,000   Unifi, Inc.,11.50% due 5/15/2014 (h)                   1,282,500
                                                                 --------------
                                                                     18,506,837

Consumer--Non-Durables--1.4%

   1,350,000   American Greetings Corp., 7.375% due 6/01/2016         1,370,250
   1,600,000   Levi Strauss & Co., 8.875% due 4/01/2016               1,592,000
                                                                 --------------
                                                                      2,962,250

Diversified Media--4.7%

     625,000   CanWest Media, Inc., 8% due 9/15/2012                    617,188
   1,000,000   Dex Media, Inc., 8% due 11/15/2013                       992,500
     925,000   Dex Media West LLC, 9.875% due 8/15/2013                 999,000
   4,000,000   Liberty Media Corp., 0.75% due 3/30/2023 (a)           4,405,000
     525,000   Quebecor World Capital Corp., 8.75%
                due 3/15/2016 (h)                                       505,313
               RH Donnelley Corp.:
     350,000      6.875% due 1/15/2013                                  319,375
     700,000      Series A-2, 6.875% due 1/15/2013                      638,750
               Universal City Florida Holding Co. I:
     250,000      8.375% due 5/01/2010                                  250,938
     625,000      10.239% due 5/01/2010 (b)                             642,188
     900,000   World Color Press, Inc., 6% due 10/01/2007 (a)           889,875
                                                                 --------------
                                                                     10,260,127

Energy--Exploration & Production--2.6%

     950,000   Chaparral Energy, Inc., 8.50% due 12/01/2015             942,875
   2,400,000   Compton Petroleum Finance Corp., 7.625%
                due 12/01/2013                                        2,316,000
   1,000,000   Pogo Producing Co., 7.875% due 5/01/2013 (h)           1,018,750
   1,400,000   Quicksilver Resources, Inc., 7.125% due 4/01/2016      1,326,500
                                                                 --------------
                                                                      5,604,125

Energy--Other--4.9%

     825,000   Allis-Chalmers Energy, Inc., 9% due 1/15/2014 (h)        827,063
   1,200,000   Copano Energy LLC, 8.125% due 3/01/2016                1,215,000
   1,550,000   Ferrellgas Partners LP, 8.75% due 6/15/2012            1,612,000
   1,350,000   MarkWest Energy Partners LP, 8.50%
                due 7/15/2016 (h)                                     1,360,125
     375,000   PHI, Inc., 7.125% due 4/15/2013 (h)                      355,313
   1,950,000   SemGroup LP, 8.75% due 11/15/2015 (h)                  1,967,063
   3,425,000   Suburban Propane Partners, LP, 6.875%
                due 12/15/2013                                        3,305,125
                                                                 --------------
                                                                     10,641,689

Financial--2.4%

   3,475,000   Fairfax Financial Holdings Ltd., 7.75%
                due 4/26/2012                                         3,231,750
   2,125,000   Triad Acquisition Corp. Series B,11.125%
                due 5/01/2013                                         1,955,000
                                                                 --------------
                                                                      5,186,750

Food & Drug--0.1%

     275,000   Stripes Acquisition LLC,10.625% due 12/15/2013 (h)       292,875

Food & Tobacco--0.5%

     625,000   AmeriQual Group LLC, 9.50% due 4/01/2012 (h)             640,625
     179,559   Archibald Candy Corp.,10% due 11/01/2007 (e)              11,436
     400,000   Del Monte Corp., 8.625% due 12/15/2012                   419,500
                                                                 --------------
                                                                      1,071,561



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount   Corporate Bonds                                        Value

Gaming--5.3%

 $ 2,025,000   Boyd Gaming Corp., 7.125% due 2/01/2016           $    1,959,188
   1,350,000   Jacobs Entertainment Co., 9.75%
                due 6/15/2014 (h)                                     1,336,500
   1,375,000   Little Traverse Bay Bands of Odawa Indians,10.25%
                due 2/15/2014 (h)                                     1,371,563
   1,750,000   MGM Mirage, 6.75% due 4/01/2013                        1,719,375
     525,000   MTR Gaming Group, Inc., 9% due 6/01/2012 (h)             527,625
     550,000   Majestic Star Casino LLC, 9.50% due 10/15/2010           562,375
               Station Casinos, Inc.:
     750,000      7.75% due 8/15/2016                                   778,125
   1,375,000      6.625% due 3/15/2018                                1,240,938
     250,000   Turning Stone Resort Casino Enterprise, 9.125%
                due 9/15/2014 (h)                                       252,500
   1,800,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014              1,746,000
                                                                 --------------
                                                                     11,494,189

Health Care--3.6%

     375,000   Angiotech Pharmaceuticals, Inc., 7.75%
                due 4/01/2014 (h)                                       356,250
   1,000,000   HealthSouth Corp., 10.75% due 6/15/2016 (h)            1,021,250
   1,250,000   Select Medical Corp., 7.625% due 2/01/2015             1,053,125
               Tenet Healthcare Corp.:
   1,225,000      9.875% due 7/01/2014                                1,220,406
   1,425,000      9.25% due 2/01/2015                                 1,371,563
   1,750,000   US Oncology, Inc.,10.75% due 8/15/2014                 1,916,250
     850,000   Ventas Realty, LP, 9% due 5/01/2012                      947,750
                                                                 --------------
                                                                      7,886,594

Housing--4.5%

   3,100,000   Ashton Woods USA LLC, 9.50% due 10/01/2015             2,681,500
               Building Materials Corp. of America:
     400,000      8% due 12/01/2008                                     396,500
   1,600,000      7.75% due 8/01/2014                                 1,420,000
     875,000   Goodman Global Holding Co., Inc., 7.875%
                due 12/15/2012                                          833,438
   1,325,000   Ply Gem Industries, Inc., 9% due 2/15/2012             1,056,688
   2,300,000   Stanley-Martin Communities LLC, 9.75%
                due 8/15/2015                                         1,822,750
   1,675,000   Technical Olympic USA, Inc., 8.25%
                due 4/01/2011 (h)                                     1,543,094
                                                                 --------------
                                                                      9,753,970

Information Technology--3.0%

   1,797,000   Cypress Semiconductor Corp., 1.25%
                due 6/15/2008 (a)                                     2,318,130
               SunGard Data Systems, Inc.:
   1,750,000      9.125% due 8/15/2013                                1,811,250
   1,175,000      9.973% due 8/15/2013 (b)                            1,219,063
   1,900,000   Telcordia Technologies Inc.,10% due 3/15/2013 (h)      1,263,500
                                                                 --------------
                                                                      6,611,943

Leisure--1.1%

   2,100,000   Host Marriott LP, 6.75% due 6/01/2016                  2,071,125
     225,000   Intrawest Corp., 7.50% due 10/15/2013                    241,594
                                                                 --------------
                                                                      2,312,719

Manufacturing--6.3%

   2,550,000   Case New Holland, Inc., 6% due 6/01/2009               2,514,938
     950,000   Chart Industries, Inc., 9.125% due 10/15/2015 (h)        983,250
     975,000   Columbus McKinnon Corp.,10% due 8/01/2010              1,055,438
   1,820,000   Invensys Plc, 9.875% due 3/15/2011 (h)                 1,965,600
   1,024,000   Mueller Group, Inc.,10% due 5/01/2012                  1,112,320
   1,295,000   Propex Fabrics, Inc.,10% due 12/01/2012                1,175,213



        Face
      Amount   Corporate Bonds                                        Value

Manufacturing (concluded)

 $ 1,825,000   Sensata Technologies BV, 8% due 5/01/2014 (h)     $    1,774,813
   3,100,000   Superior Essex Communications LLC, 9%
                due 4/15/2012                                         3,146,500
                                                                 --------------
                                                                     13,728,072

Metal--Other--2.1%

   1,800,000   Indalex Holding Corp.,11.50% due 2/01/2014 (h)         1,908,000
   1,575,000   Novelis, Inc., 8.25% due 2/15/2015 (h)                 1,496,250
   1,225,000   RathGibson, Inc.,11.25% due 2/15/2014 (h)              1,261,750
                                                                 --------------
                                                                      4,666,000

Packaging--0.7%

     900,000   Berry Plastics Holding Corp., 9.265%
                due 9/15/2014 (b)(h)                                    904,500
     550,000   Packaging Dynamics Finance Corp.,10%
                due 5/01/2016 (h)                                       555,500
                                                                 --------------
                                                                      1,460,000

Paper--6.4%

               Ainsworth Lumber Co. Ltd.:
   1,050,000      9.117% due 10/01/2010 (b)                             866,250
   2,190,000      7.25% due 10/01/2012                                1,620,600
     525,000   Boise Cascade LLC, 7.125% due 10/15/2014                 489,563
   1,750,000   Domtar, Inc., 7.125% due 8/15/2015                     1,627,500
   2,069,000   Graphic Packaging International Corp., 9.50%
                due 8/15/2013                                         2,115,553
               NewPage Corp.:
   1,300,000      11.739% due 5/01/2012 (b)                           1,404,000
   1,975,000      12% due 5/01/2013                                   2,044,125
     825,000   P.H. Glatfelter Co., 7.125% due 5/01/2016 (h)            804,447
   2,825,000   Smurfit Kappa Funding Plc, 9.625%
                due 10/01/2012                                        2,980,375
                                                                 --------------
                                                                     13,952,413

Retail--3.3%

   2,175,000   General Nutrition Centers, Inc., 8.625%
                due 1/15/2011                                         2,223,938
               Neiman Marcus Group, Inc.:
   1,250,000      9% due 10/15/2015                                   1,328,125
   1,125,000      10.375% due 10/15/2015                              1,215,000
   2,225,000   Southern States Cooperative, Inc.,10.50%
                due 11/01/2010 (h)                                    2,330,688
                                                                 --------------
                                                                      7,097,751

Service--4.9%

     275,000   Ahern Rentals, Inc., 9.25% due 8/15/2013                 281,875
               Allied Waste North America, Inc.:
     600,000      6.375% due 4/15/2011                                  585,000
   1,550,000      Series B, 5.75% due 2/15/2011                       1,486,063
   2,700,000   Ashtead Capital, Inc., 9% due 8/15/2016 (h)            2,808,000
     850,000   Ashtead Holdings Plc, 8.625% due 8/01/2015 (h)           862,750
               Avis Budget Car Rental, LLC (h):
     450,000      7.625% due 5/15/2014                                  436,500
     250,000      7.905% due 5/15/2014 (b)                              245,000
   1,575,000   Buhrmann US, Inc., 8.25% due 7/01/2014                 1,555,328
     350,000   Corrections Corp. of America, 6.75% due 1/31/2014        350,000
   1,150,000   Dycom Industries, Inc., 8.125% due 10/15/2015          1,161,500
     675,000   Knowledge Learning Corp., Inc., 7.75%
                due 2/01/2015 (h)                                       631,125
     375,000   Mac-Gray Corp., 7.625% due 8/15/2015                     382,500
                                                                 --------------
                                                                     10,785,641



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Schedule of Investments (continued)                Master U.S. High Yield Trust


        Face
      Amount   Corporate Bonds                                        Value

Telecommunications--4.1%

               ADC Telecommunications, Inc. (a):
 $ 1,059,000      1% due 6/15/2008                               $      988,841
   1,275,000      5.795% due 6/15/2013                                1,230,375
   1,575,000   Qwest Corp., 7.50% due 10/01/2014 (h)                  1,626,188
   1,300,000   Time Warner Telecom Holdings, Inc., 9.25%
                due 2/15/2014                                         1,368,250
   3,450,000   Windstream Corp., 8.125% due 8/01/2013 (h)             3,661,313
                                                                 --------------
                                                                      8,874,967

Utility--7.2%

     700,000   The AES Corp., 7.75% due 3/01/2014                       728,000
     659,000   CenterPoint Energy, Inc. Series B, 3.75%
                due 5/15/2023 (a)                                       840,225
   1,750,000   Dynegy Holdings, Inc., 8.375% due 5/01/2016            1,780,625
     550,000   Edison Mission Energy, 7.75%
                due 6/15/2016 (h)                                       556,875
   2,000,000   Mirant North America LLC, 7.375%
                due 12/31/2013                                        2,002,500
               NRG Energy, Inc.:
   2,175,000      7.25% due 2/01/2014                                 2,158,688
   3,050,000      7.375% due 2/01/2016                                3,030,938
   2,975,000   Reliant Energy, Inc., 9.50% due 7/15/2013              3,086,563
     675,000   Sierra Pacific Resources, 8.625%
                due 3/15/2014                                           728,809
     896,520   Tenaska Alabama Partners LP, 7%
                due 6/30/2021 (h)                                       878,511
                                                                 --------------
                                                                     15,791,734

               Total Corporate Bonds
               (Cost--$204,395,830)--92.7%                          202,007,446



      Shares
        Held   Common Stocks

Cable--U.S.--1.2%

      97,735   Loral Space & Communications Ltd. (d)                  2,572,385

Paper--0.2%

     385,732   Western Forest Products, Inc. (d)                        567,024

               Total Common Stocks
               (Cost--$7,409,298)--1.4%                               3,139,409



               Preferred Securities

        Face
      Amount   Capital Trusts                                         Value

Health Care--0.3%

 $   656,000   Fresenius Medical Care Capital Trust II, 7.875%
                due 2/01/2008                                     $     667,480

               Total Capital Trusts (Cost--$626,480)--0.3%              667,480



      Shares
        Held   Preferred Stocks

Cable--U.S.--0.5%

       5,236   Loral Spacecom Corp. Series A, 12% (f)                 1,044,582

Telecommunications--0.0%

          34   PTV, Inc. Series A, 10%                                      100

               Total Preferred Stocks
               (Cost--$1,036,121)--0.5%                               1,044,682

               Total Preferred Securities
               (Cost--1,662,601)--0.8%                                1,712,162



               Warrants (I)

Health Care--0.1%

      52,113   HealthSouth Corp. (expires 1/16/2014)                     91,168

Wireless Communications--0.2%

         950   American Tower Corp. (expires 8/01/2008)                 489,290

               Total Warrants (Cost--$61,807)--0.3%                     580,458



  Beneficial
    Interest   Short-Term Securities

 $ 6,093,349   BlackRock Liquidity Series, LLC
                Cash Sweep Series I, 5.18% (c)(g)                     6,093,349

               Total Short-Term Securities
               (Cost--$6,093,349)--2.8%                               6,093,349

Total Investments (Cost--$219,622,885*)--98.0%                      213,532,824
Other Assets Less Liabilities--2.0%                                   4,437,131
                                                                 --------------
Net Assets--100.0%                                               $  217,969,955
                                                                 ==============



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Schedule of Investments (concluded)                Master U.S. High Yield Trust


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    220,323,317
                                                   ================
    Gross unrealized appreciation                  $      4,775,739
    Gross unrealized depreciation                      (11,566,232)
                                                   ----------------
    Net unrealized depreciation                    $    (6,790,493)
                                                   ================

(a) Convertible security.

(b) Floating rate security.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                   $(27,570,653)     $622,407


(d) Non-income producing security.

(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(g) Represents the current yield as of September 30, 2006.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(i) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statement of Assets and Liabilities                                                                  Master U.S. High Yield Trust

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$213,529,536)                           $   207,439,475
       Investments in affiliated securities, at value (identified cost--$6,093,349)                                     6,093,349
       Cash                                                                                                               282,800
       Receivables:
           Interest                                                                            $     4,809,751
           Contributions                                                                               114,958
           Paydowns                                                                                      7,423          4,932,132
                                                                                               ---------------    ---------------
       Total assets                                                                                                   218,747,756
                                                                                                                  ---------------

Liabilities

       Payables:
           Withdrawals                                                                                 377,469
           Investment adviser                                                                           57,898
           Other affiliates                                                                              2,380            437,747
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             340,054
                                                                                                                  ---------------
       Total liabilities                                                                                                  777,801
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   217,969,955
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   224,060,016
       Unrealized depreciation--net                                                                                   (6,090,061)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   217,969,955
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statement of Operations                                                                              Master U.S. High Yield Trust

For the Six Months Ended September 30, 2006
Investment Income

       Interest (including $622,407 from affiliates)                                                              $     9,106,242
       Dividends                                                                                                          112,325
       Other                                                                                                               26,015
                                                                                                                  ---------------
       Total income                                                                                                     9,244,582
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       411,050
       Accounting services                                                                              72,185
       Professional fees                                                                                48,559
       Trustees' fees and expenses                                                                      32,407
       Pricing fees                                                                                      9,053
       Custodian fees                                                                                    5,694
       Printing and shareholder reports                                                                  2,895
       Other                                                                                            12,369
                                                                                               ---------------
       Total expenses                                                                                                     594,212
                                                                                                                  ---------------
       Investment income--net                                                                                           8,650,370
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                        (1,393,392)
           Swaps--net                                                                                 (68,946)        (1,462,338)
                                                                                               ---------------
       Change in unrealized depreciation on:
           Investments--net                                                                           (67,166)
           Swaps--net                                                                                   49,372           (17,794)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (1,480,132)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     7,170,238
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


Statements of Changes in Net Assets                                                                  Master U.S. High Yield Trust

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment income--net                                                                  $     8,650,370    $    25,082,402
       Realized loss--net                                                                          (1,462,338)       (15,305,186)
       Change in unrealized appreciation/depreciation--net                                            (17,794)         13,218,566
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,170,238         22,995,782
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   8,924,307         30,229,106
       Fair value of withdrawals                                                                  (47,287,202)      (211,761,675)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (38,362,895)      (181,532,569)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (31,192,657)      (158,536,787)
       Beginning of period                                                                         249,162,612        407,699,399
                                                                                               ---------------    ---------------
       End of period                                                                           $   217,969,955    $   249,162,612
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                                                 Master U.S. High Yield Trust
                                                      For the Six
The following per share data and ratios               Months Ended
have been derived from information                     Sept. 30,                    For the Year Ended March 31,
provided in the financial statements.                     2006        2006          2005        2004         2003         2002
Total Investment Return

Total investment return                                 3.11%++        8.63%         7.16%       23.09%        4.63%      (1.06%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses                                                  .51%*         .47%          .43%         .43%         .44%         .42%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income--net                                   7.37%*        8.19%         7.92%        8.49%       10.41%       11.35%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   217,970  $   249,163   $   407,699  $   512,562  $   477,083  $   550,391
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       31.56%       42.76%        75.09%      119.94%       81.87%       48.56%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements                      Master U.S. High Yield Trust


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. As of October 2, 2006, floating rate loan interests will be valued at the mean between the last available bid prices. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (continued)          Master U.S. High Yield Trust


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust may purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Trust may enter into swap agreements, which are OTC contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is considered a "pass through" entity for federal income tax purposes. As such, each investor in the Trust is treated as an owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (continued)          Master U.S. High Yield Trust


(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $500 in commissions on the execution of security transactions for the Trust for the six months ended September 30, 2006.

For the six months ended September 30, 2006, the Trust reimbursed FAM $2,658 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, the shareholders of the investors of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)          Master U.S. High Yield Trust


Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended September 30, 2006 were $65,604,710 and $73,611,076, respectively.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the six months ended September 30, 2006.


5. Acquisition by BlackRock U.S. High Yield Fund, Inc.:
On October 16, 2006, BlackRock U.S. High Yield Fund, Inc. (the "Fund") acquired all of the net assets of the Trust in exchange for all of the Fund's beneficial interests in the Trust pursuant to a plan of reorganization.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

BlackRock U.S. High Yield Fund, Inc. (the "Fund") is a "feeder" fund that invests all its assets in the Master U.S. High Yield Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. All investments are made at the Trust level.

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust considered and approved a new investment advisory agreement between the Trust and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the Trust's BlackRock investment advisory agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser.

In addition, in connection with the Transaction, the Board of Directors of the Fund considered and approved a new investment advisory agreement between the Fund and BlackRock Advisors (together with the new advisory agreement for the Trust, the "BlackRock Investment Advisory Agreements"). The Fund's shareholders subsequently approved the Fund's BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (together with the Trust's investment advisory agreement with the Previous Investment Adviser, the "Previous Investment Advisory Agreements").

Each Board discussed the respective BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the respective BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006. The directors/trustees also noted the proposal that the High Yield Bond Portfolio of BlackRock Funds ("High Yield Bond Portfolio") acquire the assets and liabilities of the Fund/Trust, as part of a reorganization.

To assist each Board in its consideration of the respective BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the respective BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors/trustees consulted with their counsel and counsel for the Fund and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction, including the proposed reorganization in which the High Yield Bond Portfolio would acquire the assets and liabilities of the Fund/Trust, and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreements.

In connection with each Board's review of the respective BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006


* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund and the Trust were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter (or until any proposed Fund reorganization takes place), in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that, in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

The directors/trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution (in the event the proposed reorganization of the Fund does not take place);

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreements, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in November 2005, each Board had performed a full annual review of each respective Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with the Board's consideration of the BlackRock Investment Advisory Agreements and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreements and as a result the Fund and the Trust would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreements.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Certain of these considerations are discussed in more detail below.

In its review of the respective BlackRock Investment Advisory Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In their review of the respective BlackRock Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreements, each Board had requested and received materials specifically relating to the Previous Investment Advisory Agreements. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's/Trust's portfolio management team on investment strategies used by the Fund/Trust during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreements and other payments received by the Previous Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with their most recent approval of the continuance of the respective Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreements. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. The directors/trustees made their determinations separately in respect of the Fund and the Trust. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the respective BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund and the Trust, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Trust received services as part of the Merrill Lynch complex. Each Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Trust. The directors/ trustees also considered the proposed reorganization in which BlackRock High Yield Bond Portfolio would acquire the assets and liabilities of the Fund/Trust.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Each Board was given information with respect to the potential benefits to the Fund and the Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements were expected to be as good as or better than that provided under the Previous Investment Advisory Agreements. It was noted, however, that changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors/trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreements.

Costs of Services Provided and Profitability--It was noted that, in conjunction with its recent review of the respective Previous Investment Advisory Agreements, each Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund/Trust had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. The Boards also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction.

The Fund's Board noted that in addition to the BlackRock Investment Advisory Agreement, they were considering a new administration agreement with BlackRock Advisors as administrator to replace the Fund's administration agreement under which the Previous Investment Adviser was serving as administrator. Based on its review of the materials provided, and the fact that each BlackRock Investment Advisory Agreement and the new administration agreement are substantially similar to the corresponding previous agreement in all material respects, including the rates of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and the Trust.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Trust. The directors/trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's/Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreements are substantially similar to the Previous Investment Advisory Agreements in all material respects, including the rates of compensation, and the fact that the proposed new administration agreement with BlackRock Advisors was also substantially similar to the administration agreement then in effect, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the corresponding Previous Investment Advisory Agreements and administration agreement. Each Board noted that in conjunction with the Boards' most recent deliberations concerning the Previous Investment Advisory Agreements, the directors/trustees had determined that the total fees for advisory and administrative services for the Fund and the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreements, the Boards had received, among other things, a report from Lipper comparing the Fund's/Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structures, including any fee waivers, were reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreements, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreements, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and the Trust. Each Board compared the Fund's/Trust's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, each Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Conclusion--After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the respective BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the Fund's/Trust's shareholders. In approving the respective BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreements in advance of the expiration of the initial two-year period (in the event the proposed reorganization of the Fund does not take place).


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14-16, 2006, the Board of Directors of the Fund, including the independent directors, and the Board of Trustees of the Trust, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreements became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreements in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreements. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's and the Trust's operations and administration, and the Sub-Adviser provides advisory services to the Fund/Trust and is responsible for the day-to-day management of the Fund's/Trust's portfolio under the BlackRock Sub-Advisory Agreement. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of Fund/Trust shareholders.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios


BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
   Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios


BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
   Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios


BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios


BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.

+++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK U.S. HIGH YIELD FUND, INC.                         SEPTEMBER 30, 2006



Supplement to Semi-Annual Report Dated September 30, 2006


The following information should have been included as part of the "Proxy Results" section on page 2 of this report to shareholders:

During the six-month period ended September 30, 2006, BlackRock U.S. High Yield Fund, Inc.'s (formerly Merrill Lynch U.S. High Yield Fund, Inc.) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 15, 2006. A description of the proposal and number of shares voted were as follows:

                                                               Shares Voted       Shares Voted     Shares Voted
                                                                   For              Against          Abstain
1. To approve an Agreement and Plan of Reorganization of
   BlackRock U.S. High Yield Fund, Inc. into BlackRock
   High Yield Bond Portfolio.                                   19,167,426          732,618          994,260



Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock U.S. High Yield Fund, Inc. and Master U.S. High Yield Trust


Date: November 17, 2006